                                                                     Exhibit 4.2

                                MONSANTO COMPANY

                       Officers' Certificate Pursuant to
                     Sections 102 and 301 of the Indenture

                  Each of the undersigned officers of Monsanto Company, a Delaware corporation (the "Company"), does hereby certify as follows:

                  1. Each of the undersigned has read the Indenture, dated as of December 1, 1998 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"), including Section 301 thereof, and the definitions in the Indenture relating thereto, and has reviewed such other corporate documents and records relating to the matters referred to herein, and, in the opinion of the undersigned, has made such examination or investigation, as is necessary to enable him or her to express an informed opinion on the matters set forth below.

                  2. The terms of the senior unsecured indebtedness of the Company (the "Securities") to be issued under the Indenture, have been established pursuant to a Board Resolution (as defined in the Indenture) and are set forth in Schedules I-1 through I-5 hereto.

                  3. All conditions precedent provided for in the Indenture relating to the establishment and original issuance, authentication and delivery of the Securities have been complied with.

                  4. In the opinion of the undersigned, Section 301 of the Indenture has been complied with in the establishment of the terms of the Securities.


                            [signature page follows]

                  IN WITNESS WHEREOF, we have hereto signed our names.

Dated:   _____________, 1999



___________________________________    ____________________________________
Name:                                  Name:
Title:                                 Title:

                                  SCHEDULE I-1
                                  ------------

Title of Designated Securities:

         5.375% Notes due 2001

Aggregate Principal Amount:

         $500,000,000

Indenture:

         Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

         December 1, 2001

Interest Rate:

         5.375%

Interest Payment Dates:

         June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

         Not redeemable prior to maturity

Sinking Fund Provisions:

         No sinking fund provisions

Interest Deferral Provisions

         No interest deferral provisions

Defeasance Provisions:

         Sections 1302 and 1303 of the Indenture apply


                                   Sch. I-1-1

Other Terms:

         Book-entry, through The Depository Trust Company

Time of Delivery:

         ___________________, 1999

Names and Addresses of Representatives:

         Designated Representatives:   Salomon Smith Barney Inc.
                                       Goldman, Sachs & Co.

         Address for Notices, etc.:    c/o Salomon Smith Barney Inc.
                                       7 World Trade Center
                                       New York, New York 10048




                                   Sch. I-1-2

                                  SCHEDULE I-2
                                  ------------

Title of Designated Securities:

         5.750% Notes due 2005

Aggregate Principal Amount:

         $600,000,000

Indenture:

         Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

         December 1, 2005

Interest Rate:

         5.750%

Interest Payment Dates:

         June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

         Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 15 basis points.

Sinking Fund Provisions:

         No sinking fund provisions

Interest Deferral Provisions



                                   Sch. I-2-1

         No interest deferral provisions

Defeasance Provisions:

         Sections 1302 and 1303 of the Indenture apply

Other Terms:

         Book-entry, through The Depository Trust Company

Time of Delivery:

         _________________, 1999

Names and Addresses of Representatives:

         Designated Representatives:   Salomon Smith Barney Inc.
                                       Goldman, Sachs & Co.

         Address for Notices, etc.:    c/o Salomon Smith Barney Inc.
                                       7 World Trade Center
                                       New York, New York 10048


                                   Sch. I-2-2

                                  SCHEDULE I-3
                                  ------------

Title of Designated Securities:

         5.875% Notes due 2008

Aggregate Principal Amount:

         $200,000,000

Indenture:

         Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

         December 1, 2008

Interest Rate:

         5.875%

Interest Payment Dates:

         June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

         Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 20 basis points.

Sinking Fund Provisions:

         No sinking fund provisions

Interest Deferral Provisions



                                   Sch. I-3-1

         No interest deferral provisions

Defeasance Provisions:

         Sections 1302 and 1303 of the Indenture apply

Other Terms:

         Book-entry, through The Depository Trust Company

Time of Delivery:

         _________________, 1999

Names and Addresses of Representatives:

         Designated Representatives:   Salomon Smith Barney Inc.
                                       Goldman, Sachs & Co.

         Address for Notices, etc.:    c/o Salomon Smith Barney Inc.
                                       7 World Trade Center
                                       New York, New York 10048


                                   Sch. I-3-2

                                  SCHEDULE I-4
                                  ------------

Title of Designated Securities:

         6.500% Debentures due 2018

Aggregate Principal Amount:

         $500,000,000

Indenture:

         Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

         December 1, 2018

Interest Rate:

         6.500%

Interest Payment Dates:

         June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

         Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 20 basis points.


Sinking Fund Provisions:

         No sinking fund provisions

Interest Deferral Provisions


                                   Sch. I-4-1

         No interest deferral provisions

Defeasance Provisions:

         Sections 1302 and 1303 of the Indenture apply

Other Terms:

         Book-entry, through The Depository Trust Company

Time of Delivery:

         __________________, 1999

Names and Addresses of Representatives:

         Designated Representatives:   Salomon Smith Barney Inc.
                                       Goldman, Sachs & Co.

         Address for Notices, etc.:    c/o Salomon Smith Barney Inc.
                                       7 World Trade Center
                                       New York, New York 10048


                                   Sch. I-4-2

                                  SCHEDULE I-5
                                  ------------

Title of Designated Securities:

         6.600% Debentures due 2028

Aggregate Principal Amount:

         $700,000,000

Indenture:

         Indenture, dated as of December 1, 1998, between the Company and The Bank of New York, as Trustee

Maturity:

         December 1, 2028

Interest Rate:

         6.600%

Interest Payment Dates:

         June 1 and December 1 of each year, beginning June 1, 1999

Redemption Provisions:

         Redeemable as a whole or in part, at the option of the Company, at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Designated Securities to be redeemed or (2) the sum of the present values of the remaining scheduled principal and interest payments discounted, on a semiannual basis, at a rate equal to the sum of the applicable Treasury Rate (as defined in the Indenture) and 25 basis points.

Sinking Fund Provisions:

         No sinking fund provisions

Interest Deferral Provisions



                                   Sch. I-5-1

         No interest deferral provisions

Defeasance Provisions:

         Sections 1302 and 1303 of the Indenture apply

Other Terms:

         Book-entry, through The Depository Trust Company

Time of Delivery:

         ________________, 1999

Names and Addresses of Representatives:

         Designated Representatives:   Salomon Smith Barney Inc.
                                       Goldman, Sachs & Co.

         Address for Notices, etc.:    c/o Salomon Smith Barney Inc.
                                       7 World Trade Center
                                       New York, New York 10048





                                   Sch. I-5-2